Exhibit 99.2

cover-01.jpgborder-02-01.pngBPZ Energy Exploration & Development Pritchard Capital’s Energize 2011 January 5-6, 2011

Forward Looking Statements 2 This Presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.These forward looking statements are based on our current expectations about our company, our properties, our estimates of required capital expenditures and our industry. You can identify these forward-looking statements when you see us using words such as "expect," "will", "anticipate," "indicate," "estimate," "believes," "plans" and other similar expressions. These forward-looking statements involve risks and uncertainties. Our actual results could differ materially from those anticipated in these forward looking statements. Such uncertainties include the success of our project financing efforts, accuracy of well test results, well refurbishment efforts, successful production of indicated reserves, satisfaction of well test period requirements, successful installation of required permanent processing facilities, receipt of all required permits, results of seismic date acquisition efforts, and the successful management of our capital expenditures, and other normal business risks. We undertake no obligation to publicly update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future. We caution you not to place undue reliance on those statements. The U.S. Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only “reserves” that a company anticipates to be economically producible by application of development projects to known accumulations, and there exists or is a reasonable expectation there will exist, the legal right to produce or a revenue interest in the production, installed means of delivering oil and gas or related substances to market, and all permits and financing required to implement the project. We are prohibited from disclosing estimates of oil and gas resources that do not constitute such “reserves” in our SEC filings. We may use certain terms in this presentation such as “oil in place,” “oil zones,” and “oil sands,” which imply the existence of quantities of resources which the SEC guidelines strictly prohibit U.S. publicly registered companies from including in reported reserves in their filings with the SEC. U.S. investors are urged to consider closely the disclosure in our SEC filings, available from us at 580 Westlake Park Blvd., Suite 525, Houston, Texas 77079; Telephone: (281) 556-6200. These filings can also be obtained from the SEC via the internet at www.sec.gov.

BPZ’s Asset Base 3 Blocks Z-1, XIX & XXIII • Located in the Tumbes & Talara Basins • North of the Talara Basin Fields that have produced over 1.5 BBO • South of the Amistad Field (Progresso Basin Ecuador) with proven reserves of 1 TCF • Production from the Tumbes Basin goes back to the 1800s with the Zorritos Field • Hydrocarbons tested in several wells in the basin Oil discovered by BPZ in the Corvina Field in 2007 suggests the high prospectivity of the area. Block XXII • Located in the underexplored Lancones Basin • Block is NE of the southernmost Talara Basin Fields • Surface Geochemical Survey indicates possible presence of hydrocarbons • Large structures identified by seismic & surface geology Layout1.png Corvina Field Talara Fields Deep Water Leads Albacora Field Amistad Field

Management Aligned to Execute Strategy Richard Spies, Chief Operating Officer Over 30 years experience in large scale projects with major oil and gas operators Amoco, Pan American Energy (a BP subsidiary), and BP Russia. Frederic Briens, Chief of Strategy and Technology Brings over 20 years experience in international projects with major and independent oil companies and was instrumental in bringing BPZ to early oil testing phase. Cesar Ortega, VP Operations, Peru Over 25 years experience, including some of the largest oilfields in Colombia, and most recently with BP Americas Inc. in large scale oil and gas projects. Herb Mills, Director Gas to Power Came to BPZ from Duke Energy International with over 20 years experience developing projects in Latin America. Reynaldo Llosa, Assistant General Manager, Peru Brings over 25 years experience from Schlumberger where he managed drilling projects in Latin America as well as other international markets. 4

2010 Highlights • Initial Exploration Success at Albacora Grows Reserves – A-14XD online and testing with EWT through mid January 2011 – New field development plan for 2011 • Proved Oil Reserve Growth of 119% (YE 2009 vs. YE 2008) – From 17.0 to 27.5 Mmbo Proved Oil in Corvina – From 0 to 10.0 Mmbo Proved Oil in Albacora • BPZ Marine Receives Certification to the ISO 9001 and 14001 Quality and Environmental Management Standards • Raised Capital for Exploration and Development – $171 million in convertible notes • NSAI Certified Mancora Gas Play Resources (Total Gas Potential of 35.5 Tcf) – Completed 2-D seismic in southern section of Block XXIII November 2010 – Started 3-D seismic in core of the Mancora Gas Play November 2010 • Corvina Now on Commercial Production as of November 30th - Wells reopened and compressor working as expected 5

border-02-01.png6 Developing Our First Two Oil Fields

Production History 7 Barrels of Crude Oil

SEC Proved Oil Reserves – Corvina & Albacora



40
30
20
10
0
Mmbo
Corvina
Albacora
37.5 Mmbo
Albacora
10 Mmbo
17 Mmbo
Corvina
27.5 Mmbo
11.9 Mmbo
YE 2007
YE 2008
YE 2009

Reserves Estimated by Netherland Sewell & Associates, LLP

BPZ Resources, Inc.
Developing Energy - Providing Opportunities

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Oil in Place and 3P Reserves – Corvina & Albacora



400
300
200
100
0
Mmbo
Albacora
Corvina
Albacora
Corvina
Potential Oil in Place
3P Reserves
2007
2008
2009

- NSAI Estimated 2007, 2008, 2009 OOIP and Reserves
- YE 2009 Includes Albacora

BPZ Resources, Inc.
Developing Energy - Providing Opportunities

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Improving Corvina Drilling Costs Days to Drill & Complete Drilling Costs Completion Costs/Testing Total Well Costs 10 Averages are approximate for the nine BPZ wells in Corvina 77 Days $8.3M $3.2M $13.8M $11.6M 136 Days $9.2M $28.3M First 5 Corvina Wells Last 4 Corvina Wells

Corvina Injection Facilities Commerciality 11

Albacora—Our Second Oil Field 12 • 10 Mmbo proved reserves • A-14XD well under production test (began Dec 2009), granted six month EWT through mid January 2011 • Four wells have produced oil (including BPZ’s A-14XD) from different zones • Re injection equipment scheduled for late 2011 • Appraisal program to continue once 3-D seismic survey is complete • Next well expected year-end 2011, or early 2012

Development Roadmap

	2010	2011	2012
Corvina	• Meet the 11/30/2010 date for first commercial production	• Work-over some existing wells to optimize oil production	• Install new CX-15 platform • Drilling resumes in 2H2012
Albacora	• Continue production testing and field appraisal	• Work-over some of the old shut-in oil wells	• Appraisal drilling resumes • Gas re-injection equipment
Block Z-1		• 3-D seismic acquisition, processing and interpretation	• One exploration well by year-end 2012
Onshore Blocks	• Block XXIII 2-D Seismic (southern section completed)	• Block XIX well site prep • Block XIX Exploration Well • Block XXIII 3-D Seismic • Block XXII 2-D seismic	• Block XXII and XXIII exploration wells by year-end 2012

BPZ Resources, Inc.
Developing Energy - Providing Opportunities
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14 Our Gas Strategy

The Mancora Gas Play (Contingent Gas Resources) maga_prospect_fade.pngmaga_prospect_plot2.png15 West Corvina East Corvina . 5215 CDX-1 Contingent resources estimated as of June 20,2010 by Netherland Sewell & Associates. These are estimates based on SPE rules set forth by the Society of Petroleum engineers and are not reserves permitted to be disclosed in our public filings by the Securities and Exchange Commission. These resource estimates cannot be guaranteed. Piedra Redonda Gas MGP Resources (BCF) East Corvina Resources (BCF) Total Resources (BCF) 1C 2C 3C 449 1,079 1,814 75 315 435 524 1,394 2,249

Peru’s Growing Natural Gas Demand • Natural gas output up 74.47% in first 9-months Peru’s natural gas production reached 161.5 Bcf during the first three quarters of 2010, which represents a 74.47% increase over to the same period last year. Source: Perupetro, October 22, 2010 16 0 600 500 300 100 Millions of Cubic Feet per Day 400 200 2000 200 2 2001 2003 2004 2006 2005 2007 200 8 2009 2010 Northwest Offshore Jungle

Corvina Gas-to-Power Project



Ecuador
Pacific Ocean
Area of Detail
Barracuda Field
Albacora Field
"A" Platform
Delfin Field
Corvina Field
10 Mile Pipeline
BLOCK XIX
Platform CX-11
Future Gas-fired Power Plant Site
BLOCK Z-1
Piedra Redonda Field

Improves Enterprise Value

- Facilitates sale and booking of gas reserves
- Initial Wells are already drilled

Provides Operational Enhancements

- Reduces annual unit production costs ($/boe)
- Creates market for associated gas

Corvina SPE Gas Reserves

Gas	GIP (BCF)	Reserves (BCF)	RF (% GIP)
1P	250	195	78
2P	342	240	70
3P	342	270	79

Reserves estimated by Netherland Sewell & Associates as of June 30, 2010. These are estimates based on SPE rules set forth by the Society of Petroleum Engineers and are commonly used by banks for project financing; but these volumes are not permitted in our public filings by the Securities and Exchange Commission. These reserves cannot be guaranteed.

BPZ Resources, Inc.
Developing Energy - Providing Opportunities

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Proposed Northern Gas Pipeline • Gasifying Northern Peru 1. Talara-Refinery 2. Talara-Power 3. Paita-Urea 4. Bayovar-Phosphates 5. Bayovar-Petrochem 6. Chiclayo-Cement 7. Trujillo-Power 8. Chimbote-Steel • Prospective Resources in the MGP – Low: 5.2 Tcf – Medium:13.3 Tcf – High: 33.0 Tcf 18 Prospective resources estimated as of June 30, 2010 by Netherland Sewell & Associates. These are estimates based on SPE rules set forth by the Society of Petroleum Engineers and are not reserves permitted to be disclosed in our public filings by the Securities and Exchange Commission. These estimates cannot be guaranteed. 200 Mmcfd parenth.png

Block XIX Pampa la Gallina 19 Corvina Field • Nueva Esperanza

asset-01.jpgborder-02-01.png20 Building a Balanced Asset Base Delfin Mero West Corvina

21 Searching for Oil Offshore and Onshore Block XIX •Pampa La Gallina prospect •Oil in Heath Formation •Three other mapped locations Block XXII •Multiple Plays in Multiple Targets •Adjacent to Existing Oil Fields •2D Seismic began 4Q2010 Block Z-1 •3-D Seismic in 2011 •Delfin, step out to 39X-1 discovery well •Mero Lead •Multiple leads in 500’ – 1,000’ of water Block_Z-1.pngBlock_xix.pngBlock_xxii.pngBlock_xxiii.pngBlock XXIII (southern section) •Completed 2-D seismic survey over southern section November 2010 •3-D underway in core of MGP

Block XXII Targeting Oil and Gas • Targeting oil and gas from Paleozoic up to Tertiary rock • Planned 2D seismic---mapped 258 Km (1Q2011) • Adjacent to existing proved oil and gas accumulations • Oil production from Paleozoic formation in nearby Portachuelo, San Pedro (offshore), and La Isla oilfields • Close proximity to Talara refinery and oil services, as well as deep water port in Paita 22

Block_xxii_faded.pngBlock_xxii_highlight.png Our Commitment to the Community peru_plain.jpg• 70 children in Wawa Wasi daycare centers • 15 university scholarships funded • 300+ jobs created outside oil & gas • 3,000+ are supported by annual health campaigns • 10,000 children per year benefited from social initiatives • 2009 Culture of Peace Award 23

Additional Information Number of Shares • 115 Million Shares Outstanding • 145 Million Shares Fully Diluted (includes Feb 2010 Convertible Notes due March 2015) Share Ownership • Management 15% • Institutional Ownership 65% Largest Holders • International Finance Corporation • Centennial Energy Partners • SPO Partners • Soros Fund Management • Wellington Contact Greg Smith Director of Investor Relations & Corporate Communications greg_smith@bpzenergy.com 24 NYSE:BPZ

cover-01.jpgborder-02-01.pngBPZ Energy Thank You!